SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 28, 2004

US UNWIRED INC.

(Exact name of registrant as specified in its charter)

Louisiana	000-22003	72-1457316
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

901 Lakeshore Drive Lake Charles, Louisiana	70601
(Address of principal executive offices)	(Zip Code)

(337) 436-9000

(Registrant’s telephone number, including area code)

Not applicable.

(Former name or former address, if changed since last report)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(c) Exhibits

Exhibit No.	Description
99.1	Press Release of US Unwired Inc. dated July 28, 2004

99.2	Transcript of Conference Call of US Unwired Inc. held on July 29, 2004

Item 12. Results of Operations and Financial Condition

On July 28, 2004 the Registrant issued a press release announcing its earnings for the fiscal quarter ended June 30, 2004. The Press Release is filed herewith as Exhibit 99.1 and is incorporated herein by reference. On July 29, 2004, the Registrant held a conference call to discuss its earnings for the fiscal quarter. The transcript of the conference call is filed herewith as Exhibit 99.2 and is incorporated herein by reference. The information in the Press Release and the transcript is to be considered “filed” for purposes of the Securities Exchange Act of 1934 and incorporated by reference into the registration statements filed by the Registrant under the Securities Act of 1933.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

US UNWIRED INC.
(Registrant)

Date: August 3, 2004	By:	/S/ JERRY E. VAUGHN
Jerry E. Vaughn Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description
99.1	Press Release of US Unwired Inc. dated July 28, 2004

99.2	Transcript of Conference Call of US Unwired Inc. held on July 29, 2004